UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2026

ESG Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-259772	87-1918342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 East Hillendale Rd. Chadds Ford, PA	19317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	267-467-5871

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 4.01 Change in Registrant’s Certifying Accountant

On February 18, 2026, Boladale Lawal & Co. (“Boladale” or the “Former Auditor”) resigned as the Company’s independent registered public accounting firm, effective February 18, 2026. The Former Auditor delivered its resignation notice to the Company by email.

Also on February 18, 2026, the Company, with the approval of its Board of Directors, engaged Tang Qian & Associates, PLLC (“TQ&A” or the “New Auditor”) as the Company’s new independent registered public accounting firm pursuant to an executed engagement letter.

The Company makes the following disclosures pursuant to Item 304(a) of Regulation S-K:

(a) During the period of the Former Auditor’s engagement, the Former Auditor did not issue an audit report on the Company’s consolidated financial statements for any fiscal year. The Former Auditor’s services were limited to reviews of the Company’s unaudited interim financial information for the quarters ended June 30, 2025 and September 30, 2025.

(b) During the Company’s two most recent fiscal years and through February 18, 2026, there were no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the Former Auditor’s satisfaction, would have caused it to make reference thereto in connection with any report that it might have issued. In addition, during such period and through February 18, 2026, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

(c) During the Company’s two most recent fiscal years and through February 18, 2026, the Company did not consult with the New Auditor regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Former Auditor stated that its resignation arose from regulatory, logistical, and resource constraints that made it impracticable to complete the audit within applicable timelines, including restrictions relating to cross-border sharing of audit workpapers for China-based operations, among other factors.

The Former Auditor further stated that the resignation was not the result of any disagreement with the Company and that it was not aware of any unresolved matters constituting a reportable event under Item 304(a)(1)(v).

The Company has provided the Former Auditor with a copy of the disclosures contained in this Item 4.01 and has requested that the Former Auditor furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein, as required by Item 304(a)(3) of Regulation S-K. The Company will file such letter as Exhibit 16.1 to this Current Report on Form 8-K, or by amendment, upon receipt.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter From Boladale Lawal & Co dated February 19, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Zhi (Thomas) Yang
Name: Zhi (Thomas) Yang
Title: Chief Executive Officer
Date: February 20, 2026

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